SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  JUNE 29, 2004

DATE OF EARLIEST EVENT REPORTED:  JUNE 29, 2004

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY		11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)		(ZIP CODE)

(516) 741-1352
(TELEPHONE REGISTRANT’S NUMBER, INCLUDING AREA CODE)

ITEM 4.  Changes in Registrant’s Certifying Accountant

The Company’s Independent Auditor for fiscal year 2002, a single practitioner, unexpectedly passed away in 2003 as the result the Company had to engage a new Independent Auditor.

The Company’s Board of Directors unanimously voted to engage Demetrius & Company, LLC. to conduct an audit for the Company’s financials for fiscal years 2002 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Herbert Lindo
Herbert Lindo, President

Dated: June 29, 2004